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                               CENTURA FUNDS, INC.

                          SUPPLEMENT DATED MAY 26, 2000
        TO THE STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 30, 1999

         This Supplement is provided to update, and should be read in conjunction with, the information provided in the Statement of Additional Information relating to the Centura Quality Bond Fund.

         Effective July 24, 2000, Sovereign Advisors will no longer serve as Sub-Adviser to the Fund and the portfolio management of the Fund will be assumed by the Adviser, Centura Bank, pursuant to the existing terms of the current Investment Advisory Contract. Consequently, the advisory fee will remain the same and the Adviser will no longer pay a sub-advisory fee to Sovereign Advisors. The Fund's Board of Directors unanimously concurred with this change in the Fund's management.

         No change in the Fund's investment policies has occurred as a result of this management change.


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